Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

ECN Capital and Skyline Champion Announce Closing of

Skyline Champion’s C$185 Million Strategic Investment in ECN Capital

and Establishment of New Captive Finance Company

Toronto, Canada and Troy, Michigan – September 26, 2023 – ECN Capital Corp. (TSX: ECN) (“ECN Capital”) and Skyline Champion Corporation (NYSE: SKY) (“Skyline Champion”) are pleased to announce that they have closed the previously announced transaction pursuant to which Champion Canada Holdings Inc., a wholly-owned subsidiary of Skyline Champion, has made an approximately C$185 million (US$138 million) equity investment in ECN Capital on a private placement basis (the “Private Placement”) in exchange for 33,550,000 common shares of ECN Capital (the “Common Shares”) and 27,450,000 mandatory convertible preferred shares, Series E of ECN Capital (“Convertible Preferred Shares”), in each case at a price per share equal to C$3.04 (the “Share Issue Price”). Following closing of the Private Placement, Skyline Champion owns an approximately 19.9% indirect equity interest in ECN Capital (assuming the conversion of all Convertible Preferred Shares). The net proceeds from the Private Placement will be used to reduce indebtedness and for general corporate purposes.

The Convertible Preferred Shares are initially convertible on a one-for-one basis into an aggregate of 27,450,000 Common Shares, subject to customary anti-dilution adjustments. The Convertible Preferred Shares will receive cumulative cash dividends at a rate of 4.0% per annum, payable semi-annually, on the liquidation preference, which is initially equal to the Share Issue Price (subject to customary anti-dilution adjustments).

Upon closing of the Private Placement, Tawn Kelley, a member of the Board of Directors of Skyline Champion, was appointed to the Board of Directors and Credit and Risk Committee of ECN Capital. In addition, as previously disclosed, ECN Capital and Skyline Champion have also entered into an investor rights agreement (the “Investor Rights Agreement”) providing for, among other things, customary piggy-back registration rights, pre-emptive rights, standstill and voting support obligations and certain other rights and restrictions, including a right to match in connection with unsolicited offers to acquire ECN Capital or Triad Financial Services, Inc. (“Triad”), a wholly-owned subsidiary of ECN Capital.

In connection with the Private Placement, ECN Capital and Skyline Champion have formed Champion Financing LLC, a captive finance company that is 51% owned by and affiliate of Skyline Champion and 49% owned by Triad (“Champion Financing”). Champion Financing will provide a tailored retail finance loan program for customers and a new branded floorplan offering for Skyline Champion, its affiliates and their independent retailers in the manufactured home finance space and will operate with services provided by Triad.

Champion Financing is expected to enable both companies to work more closely together to grow their respective businesses and create value for their stakeholders. Among other things, Champion Financing is expected to:

•
drive greater demand for product by providing broader and more attractive financing options and services for Skyline Champion’s customers;
•
enhance Skyline Champion’s turn-key homebuying solutions while magnifying the benefits of their digital and direct-to-consumer strategic investments; and

•
generate increased retail loan originations and floorplan balances, driving growth and scale efficiencies for Triad.

Immediately prior to the Private Placement, Skyline Champion did not beneficially own, or exercise control or direction over, any securities of ECN Capital. Immediately following the Private Placement, Skyline Champion beneficially owns 33,550,000 Common Shares, representing 11.98% of the issued and outstanding Common Shares, and 27,450,000 Convertible Preferred Shares, representing 100% of the issued and outstanding Convertible Preferred Shares. If Skyline Champion were to convert all of the Convertible Preferred Shares into Common Shares in accordance with their terms immediately after the closing of the Private Placement, Skyline Champion would beneficially own 61,000,000 Common Shares, representing 19.84% of the issued and outstanding Common Shares of ECN Capital.

In the aggregate, the Purchased Shares beneficially owned by Skyline Champion immediately following the closing of the Private Placement represent 19.84% of the outstanding voting shares of ECN Capital. Immediately following the closing of the Private Placement, Skyline Champion beneficially owns 19.84% of the Common Shares on a partially diluted basis, assuming the conversion of all the Convertible Preferred Shares.

Skyline Champion is acquiring the Common Shares and Convertible Preferred Shares for investment purposes and will continue to monitor the business, prospects, financial condition and potential capital requirements of ECN Capital. Depending on its evaluation of these and other factors, and subject to its obligations and covenants under the Investor Rights Agreement, Skyline Champion may from time to time in the future decrease or increase its direct or indirect ownership, control or direction over securities of ECN Capital through market transactions, private agreements, subscriptions from treasury or otherwise, or may in the future develop plans or intentions relating to ECN Capital.

About ECN Capital Corp.

With managed assets of US$4.7 billion, ECN Capital Corp. (TSX: ECN) is a leading provider of business services to North American based banks, credit unions, life insurance companies, pension funds and institutional investors (collectively our “Partners”). ECN Capital originates, manages and advises on credit assets on behalf of its Partners, specifically consumer (manufactured housing and recreational vehicle and marine) loans and commercial (inventory finance or floorplan) loans. Our Partners are seeking high quality assets to match with their deposits, term insurance or other liabilities. These services are offered through two operating segments: (i) Manufactured Housing Finance, and (ii) Recreational Vehicles and Marine Finance.

ECN Capital’s address is 199 Bay Street, Suite 4000, Commerce Court West, Toronto, Ontario M5L 1A9. ECN Capital is incorporated under the laws of the province of Ontario.

About Skyline Champion

Skyline Champion Corporation (NYSE: SKY) is a leading producer of factory-built housing in North America and employs approximately 7,600 people. With more than 70 years of homebuilding experience and 44 manufacturing facilities throughout the United States and western Canada, Skyline Champion is well positioned with an innovative portfolio of manufactured and modular homes, ADUs, park-models and modular buildings for the single-family, multi-family, and hospitality sectors.

In addition to its core home building business, Skyline Champion provides construction services to install and set-up factory-built homes, operates a factory-direct retail business with 31 retail locations across the United States, and operates Star Fleet Trucking, providing transportation services to the manufactured housing and other industries from several dispatch locations across the United States.

Skyline Champion builds homes under some of the most well-known brand names in the factory-built housing industry including Skyline Homes, Champion Home Builders, Genesis Homes, Athens Park Models, Dutch Housing, Atlantic Homes, Excel Homes, Homes of Merit, New Era, Redman Homes, ScotBilt Homes, Shore Park, Silvercrest, Titan Homes in the U.S. and Moduline and SRI Homes in western Canada.

Skyline Champion’s address is 755 W Big Beaver Road, Suite 1000, Troy, Michigan 48084. Skyline Champion is incorporated under the laws of Indiana.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, the “forward-looking statements”). Such statements are based on the current expectations and views of future events of ECN Capital’s and Skyline Champion’s management. In some cases the forward-looking statements can be identified by words or phrases such as “will”, “expect”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify forward-looking statements. Forward-looking statements in this press release include those relating to the Private Placement and Champion Financing, including the anticipated benefits of the Private Placement and Champion Financing to ECN Capital and Skyline Champion, including the provision of more attractive financing options for Skyline Champion’s customers, driving greater demand for Skyline Champion’s products and generating increased originations and balances for Triad. The forward-looking statements discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting ECN Capital and Skyline Champion, including risks regarding the launch of Champion Financing, the market’s acceptance of Champion Financing’s retail finance program and branded floorplan offering, the parties’ plans, strategies and objectives and other factors beyond the control of ECN Capital and Skyline Champion. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause ECN Capital’s and Skyline Champion’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained herein. Accordingly, readers should not place undue reliance on such forward-looking statements. A discussion of the material risks and assumptions associated with ECN Capital’s business can be found in ECN Capital’s Management Discussion and Analysis for the three and six months ended June 30, 2023 and Annual Information Form dated March 30, 2023 which can be accessed at www.sedarplus.ca. A discussion of the material risks and assumptions associated with Skyline Champion’s business can be found in Skyline Champion’s Annual Report on Form 10-K for the fiscal year ended April 1, 2023 previously filed with the Securities and Exchange Commission (“SEC”), as well as in Skyline Champion’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with or furnished to the SEC. Accordingly, readers should not place undue reliance on any forward-looking statements or information. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and ECN Capital and Skyline Champion do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

An early warning report in respect of the investment will be filed under ECN Capital’s profile on SEDAR+ at www.sedarplus.com. For a copy of the report, please contact John Wimsatt at jwimsatt@ecncapitalcorp.com. For further information with respect to Skyline Champion, please contact Kevin Doherty at investorrelations@championhomes.com.

Contact

John Wimsatt
561-389-2334
jwimsatt@ecncapitalcorp.com

Kevin Doherty
248-614-8211
investorrelations@championhomes.com